SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant.

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting material under Rule 14a-12

MYTRAVELGUIDE.COM, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee:

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Idnetify the previous filing by registration statement number, or the Form or Schedule and the date of its filing: N/A

MYTRAVELGUIDE.COM, INC.

8275 S. Eastern Avenue, Suite 200

Las Vegas, NV 89123

(702) 990-8800

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PROXY STATEMENT

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Approximate date of Mailing this Proxy Statement: July 20, 2001.

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of MYTRAVELGUIDE.COM, INC., a Nevada corporation (the "Company"), to stockholders in connection with the approval of an Amendment to the Articles of Incorporation regarding a name change and authorization of additional stock to be voted upon at the special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at Parsons Law Firm, 500 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, on August 2, 2001, at 9:00 a.m., Pacific Standard Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about July 20, 2001.

The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares

The Board of Directors has fixed July 10, 2001, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 3,527,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in approval of the change of name and authorization of additional stock.

PROXIES AND REVOCABLILITY OF PROXIES

The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Robin J. Harvey, President, c/o Parsons Law Firm, 500 - 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, or hand delivered to the President, at or before the taking of the vote at the meeting.

DISSENTERS' RIGHT OF APPRAISAL

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote at the Meeting consist of 3,527,000 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on July 10, 2001, the record date for determining stockholders entitled to notice or to vote, are or will be 3,527,000, held by 76 stockholders.

Security Ownership of Principal Holders and Management.

To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent (5%) of the Company's common stock as of the date hereof, and the shareholders of management, to wit:

<table>
Name and Address of Record	Title	Amount and Nature of Beneficial ownership	Percent of Class
CEDE & CO. Bowling Green Station New York, NY 10274	N/A	1,116,850	31.67%

</table>

DIRECTORS AND OFFICERS

A. There are no material proceedings to which any director, officer or affiliate of issuer owning of record or beneficially 5% or more being a party adverse to the Company or has a materially adverse interest to the Company.

B. Robin J. Harvey, age 43, is currently the President and sole Director of the Company. Prior to being President of the Company, Robin J. Harvey has held the positions and offices of Director, Secretary and Treasurer within the Company from March 2000 through December 31, 2000. Ms. Harvey has been President and sole Director since January 1, 2001. During the past five years, Ms. Harvey has been employed in the area of Sales and Marketing Manager at Club Med and Operations, Sales and Promotions Manager at AVIS Canada. Ms. Harvey has not held any other company directorships.

C. Except as indicated in Item B above, the Company has no other persons who are not an executive employee expected to significantly contribute to the Company.

D. There are no family relationships among directors, executive officers or persons nominated as such.

E. Legal Proceedings: None

F. Robin J. Harvey has a Contractor/Management Agreement with the Company dated January 1, 2001, wherein Ms. Harvey is placed in charge of corporate communications with a compensation of $2,500 US per month (plus appropriate taxes) to continue for a period of one year from the date of said agreement.

G. There are no corporate parents of the Company.

H. Compliance with Section 16(a) of '34 Act is not applicable.

I. The registrant has no standing audit, nominating and compensation committees of the board of directors.

J. There have been no board of director meetings held within the last full fiscal year.

K. Ryan Logtenberg acted as President from March 2000 to January 2001, at which time Mr. Logtenberg resigned from this position to pursue private internet business activities. Robin J. Harvey was promoted to serve as President January 1, 2001.

COMPENSATION OF DIRECTORS & EXECUTIVE OFFICER

A. There is no stock compensation of any kind granted as compensation to any director or officer of the Company.

B. Aggregated stock option rights are as follows:

<table>
Name and Address of Contractor	Shares Compensated
Joan Arnold 24-94 Bridgeport Rd. E., Waterloo, Ont. N2J2J9	15,000
James B. Parsons 500 108th Ave. N.E., Suite 1710, Bellevue, WA 98004	30,000

</table>

C. The Company has no long term incentive plan or awards.

D. Robin J. Harvey has a Contractor/Management Agreement with the Company dated January 1, 2001, wherein Ms. Harvey is placed in charge of corporate communications with a compensation of $2,500 US per month (plus appropriate taxes) to continue for a period of one year from the date of said agreement. In other arrangements, Executive Compensation filed in the Company's 10KSB amounted to $3,000 in the Company's fiscal year of 2000.

E. Employment contracts between the registrant and Robin J. Harvey, President and sole Director, are described in paragraph D above. There are no other compensation plans or arrangements with respect to the aforesaid executive officer which will result from the resignation, retirement or other termination of the executive officer's employment.

CHANGE OF NAME

The Company desires to change its name to one which more accurately reflects its business plan. The Board of Directors has chosen Prime Holdings and Investments, Inc. This will require an amendment to the Articles of Incorporation.

A vote FOR is a vote in favor of amending the Articles of Incorporation to change the name of the Company to Prime Holdings and Investments, Inc.

AUTHORIZATION OF ADDITIONAL SHARES

The Board of Directors seeks to increase the number of authorized shares of Common stock to 500,000,000 and authorize 100,000,000 shares of Preferred stock. These shares are not to be issued at this time, nor does the Company have specific plans in the near future for its issuance. This will require an Amendment to the Articles of Incorporation.

A vote FOR is a vote in favor of amending the Articles of Incorporation, authorizing 500,000,000 shares of Common stock and 100,000,000 shares of Preferred stock.

DESCRIPTION OF SECURITIES

COMMON STOCK

VOTING RIGHTS. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

DIVIDEND RIGHTS. Corporation has not set out dividend rights at this time.

LIQUIDATION RIGHTS. Corporation has not set out liquidation rights at this time.

PREEMPTIVE RIGHTS. Except as may otherwise be provided by the Board of Directors, no holder of any shares of the stock of the Corporation, shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares or stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

DISSENTERS' RIGHTS

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

PREFERRED STOCK

The Company has not as yet defined the specific rights of preferred stock. The Board of Directors is authorized, under the Articles of Incorporation, to set such rights as it deems appropriate.

FINANCIAL AND OTHER INFORMATION

The Company hereby incorporates by reference its Quarterly Report on Form 10-QSB, filed May 14, 2001, and its Annual Report on Form 10-KSB, filed April 17, 2001.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference into the information that the proxy statement incorporates). Such requests should be sent to Robin J. Harvey, c/o Parsons Law Firm, 500 108th Ave. Suite 1710, Bellevue, WA, 98004, (425) 451-8036.

QUORUM AND VOTING

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. If less than a majority of the issued and outstanding shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance.

Each stockholder will be entitled to one vote for each share of stock standing registered in such shareholder's name on the books of the corporation on the record date. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

OTHER MATTERS

The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

Dated July 10, 2001 /s/ Robin J. Harvey

Robin J. Harvey

President, Director